Exhibit 32.1


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF TEHE SARBANES-OXLEY ACT OF 2002


I, Jess Rae Booth, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of VitroTech on Form 10-KSB for the year ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB fairly presents in all material respects the financial condition and results of operations of VitroTech Corporation.

                                                 By: /s/ Jess Rae Booth
                                                 Name: Jess Rae Booth
                                                 Title: Chief Executive Officer
                                                 April 13, 2004

I, Thomas M. Costales, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of VitroTech on Form 10-KSB for the year ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB fairly presents in all material respects the financial condition and results of operations of VitroTech Corporation.


                                                 By: /s/ Thomas M. Costales
                                                 Name: Thomas M. Costales
                                                 Title: Chief Financial Officer
                                                 April 13, 2004